EXHIBIT NO. 2

                    Consent of Weiner, Goodman & Company, P.C.


                                Consent of Expert

     We hereby consent to the incorporation by reference of our report of August 17, 2000 relating to the financial statements of Scantek Medical, Inc., that are included in the Form 10-KSB for the fiscal year ended June 30, 2000, in the proposed December 15, 2000 filing on Form S-8.




/s/ GERALD GOODMAN
-----------------------
Gerald Goodman
Weiner, Penta & Goodman



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